UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

June 9, 2026

Grocery Outlet Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5650 Hollis Street, Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

(510) 845-1999
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departures of Executive Vice President, Chief Financial Officer and Executive Vice President, Chief Merchandising & Purchasing Officer

On June 9, 2026, Grocery Outlet Holding Corp. (the "Company") announced that Christopher M. Miller, Executive Vice President, Chief Financial Officer, will depart the Company effective June 26, 2026, and that Matthew P. Delly, Executive Vice President, Chief Merchandising & Purchasing Officer, will depart the Company effective June 12, 2026. Mr. Miller and Mr. Delly will each serve in a non-executive officer capacity until their respective departure dates and will each receive separation benefits as provided in the Company’s Executive Severance Plan. A description of these benefits is included under the heading “Potential Payments Upon Termination or Change in Control—Executive Severance Plan” in the Company’s 2026 proxy statement filed with the U.S. Securities and Exchange Commission on April 21, 2026 and incorporated herein by reference.

Appointment of Executive Vice President, Chief Financial Officer and Treasurer

On June 9, 2026, the Company announced that the Board of Directors of the Company (the “Board”) appointed Ian Ferry as the Company's Executive Vice President, Chief Financial Officer and Treasurer, effective June 9, 2026. Mr. Ferry, age 45, joined the Company in June 2025 and has held roles of increasing responsibility, including serving as the Company’s Senior Vice President, Strategic Finance, Investor Relations and Treasurer from April 2026 to June 2026, its Vice President, Strategic Finance, Investor Relations and Treasurer from January 2026 to April 2026, and its Vice President, Investor Relations and Treasurer from June 2025 to January 2026. In 2014, Mr. Ferry was a Founding Partner of Jackson Square Partners, LLC, an investment firm, where he was employed until 2025, including as the Chief Investment Officer from 2023 to 2025. Prior to joining Jackson Square Partners, Mr. Ferry held investment roles at Fidelity Investment and HarbourVest Partners.

Mr. Ferry received a Master of Business Administration from the Wharton School of the University of Pennsylvania and a Bachelor of Science from Tulane University.

In connection with his appointment and promotion, Mr. Ferry will receive an annual base salary of $475,000; be eligible to receive an annual cash bonus (with a target bonus of 60% of his base salary); and be eligible to receive annual equity grants under the Company's 2019 Incentive Plan (with a target grant value of 200% of his base salary), in each case as determined and approved by the Board or a committee thereof. All equity grants will be subject to the terms of the Company's 2019 Incentive Plan and the applicable award agreement. Mr. Ferry’s 2026 compensation will be prorated from the effective date of his promotion. Mr. Ferry is a participant in the Company's Executive Severance Plan and the Company and Mr. Ferry have entered into the Company's standard Indemnification Agreement.

There is no arrangement or understanding between Mr. Ferry and any other person pursuant to which Mr. Ferry was selected as an officer. Mr. Ferry is not a party to any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Ferry does not have a family relationship with any of the Company’s directors or executive officers or any person nominated or chosen by the Company to be a director or executive officer.

Appointment of Senior Vice President, Accounting and Designation of Principal Accounting Officer

The Company has promoted Susan Leary as Senior Vice President, Accounting and the Board has designated Ms. Leary as the Company’s Principal Accounting Officer, effective as of June 9, 2026. Ms. Leary, age 52, joined the Company in 2020 and has held several positions of increasing responsibility, including serving as Vice President, Corporate Controller from 2023 to 2026 and as Senior Director, Assistant Controller from 2020 to 2023.

Ms. Leary received a Bachelor of Business Administration from the University of Cincinnati and is a certified public accountant.

In connection with her promotion, Ms. Leary will receive an annual base salary of $300,000; be eligible to receive an annual cash bonus (with a target bonus of 50% of her base salary); and be eligible to receive annual equity grants under the Company's 2019 Incentive Plan (with a target grant value of 150% of her base salary), in each case as determined and approved by the Board or a committee thereof. All equity grants will be subject to the terms of the Company's 2019 Incentive Plan and the applicable award agreement. Ms. Leary’s 2026 compensation will be prorated from the effective date of her promotion. Ms. Leary is a participant in the Company's Executive Severance Plan and the Company and Ms. Leary will enter into the Company's standard Indemnification Agreement.

There is no arrangement or understanding between Ms. Leary and any other person pursuant to which Ms. Leary was selected as an officer. Ms. Leary is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Leary does not have a family relationship with any of the Company’s directors or executive officers or any person nominated or chosen by the Company to be a director or executive officer.

Item 7.01 Regulation FD Disclosure.

On June 9, 2026, the Company issued a press release announcing the foregoing leadership changes and the appointment of Paul Miller as Executive Vice President, Chief Purchasing and Merchandising Officer, effective as of June 9, 2026. Mr. Miller held various roles of increasing responsibility with the Company for over 25 years, including serving as Senior Vice President, Purchasing from 2022 until his retirement in 2024, as Vice President, Grocery from 2014 to 2021 and a Director of Purchasing from 2004 to 2013. Following his retirement, Mr. Miller served as an advisor to the Company.

In such press release, the Company also affirmed its financial outlook for the second quarter and fiscal year 2026, as originally provided on May 13, 2026. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. The information in Item 7.01 of this current report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated June 9, 2026, entitled “Grocery Outlet Holding Corp. Announces Leadership Updates”

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	June 9, 2026	By:	/s/ Luke D. Thompson
		Name:	Luke D. Thompson
		Title:	Executive Vice President, General Counsel and Secretary